Exhibit 10.2
[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

INTELLECTUAL PROPERTY
PLATFORM CONTRIBUTION TRANSACTION
LICENSE AGREEMENT
By and Between
RAPTOR THERAPEUTICS INC.
And
 RPTP EUROPEAN HOLDINGS, C.V.

THIS AGREEMENT ("License Agreement") is effective as of February 16, 2012 (the "Effective Date"), by and between Raptor Therapeutics Inc. ("RTUS"), a Delaware corporation having its principal place of business at 9 Commercial Blvd., Suite 200, Novato, California, and RPTP European Holdings C.V. ("RPCV"), a Dutch commanditaire vennootschap, (collectively, the "Parties," and individually, the "Party").
RECITALS
WHEREAS, the Parties are, or intend to be, engaged in the business of providing Products and Services (as defined below); and
WHEREAS, RPCV wishes to acquire the perpetual, exclusive worldwide rights with respect to the Raptor Intellectual Property Rights (as defined below) in exchange for an appropriate Platform Contribution Transaction (PCT)  Payment (as defined below), to be determined;
NOW, THEREFORE, in consideration of the premises and of the mutual promises hereinafter set forth, the Parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
These terms shall have the following meanings in this License Agreement:
Section 1.1                          "Affiliate" of a Party means any entity controlled by, controlling, or under common control with such Party, where "control" in any of the foregoing forms means ownership, either direct or indirect, of more than 50% of the equity interest entitled to vote for the election of directors or equivalent governing body.  An entity shall be considered an Affiliate only so long as such entity continues to meet the foregoing definition.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Section 1.2                          "Raptor Intellectual Property Rights" means any and all rights arising before the Effective Date and relating to Raptor Products and Services, improvements, and modifications thereto, , that RTUS owns or has the right to license, including, but not limited to:
(a)
patents, and patent applications in the Territory set forth in Exhibit 1, (a) patents and patent applications that claim priority of or have a common priority with at least one patent and/or patent application listed in Exhibit 1, including divisionals, continuations, continuations-in-part, conversions, substitutions, additions,  registrations, renewals, extensions, restorations, supplementary protection certificates, reissues, re-examinations, and revalidations  thereof, and including foreign equivalents of the foregoing;

(b)	other design rights, shop rights and industrial property rights;
(c)
rights associated with works of authorship throughout the world, including but not limited to copyrights, copyrightable works, moral rights, and mask-works, and all registrations and applications for registration thereof, and including all rights to register and obtain renewals and extensions, including foreign equivalents of the foregoing, and including all rights of authorship, use, publication, reproduction, distribution, performance, and transformation;

(d)
trademarks, service marks, designs, logos, trade dress, and trade name rights, and similar rights, all registrations and applications for registration thereof, including the applications listed in Exhibit 2, any extensions, modifications or renewals, including foreign equivalents of the foregoing, and all goodwill associated with the foregoing;

(e)	trade secret rights and know-how;
(f)
regulatory exclusivity granted by the European Medicines Agency or equivalent counterpart in any country, including but not limited to data exclusivity, marketing exclusivity, pediatric exclusivity and orphan drug exclusivity

(g)
all other intellectual and industrial property rights (of every kind and nature and however designated), including logos, "rental" rights and rights to remuneration, including rights to receive damages for past, present, or future infringement, whether arising by operation of law, contract, license, or otherwise;  and

(h)
any additional applicable intangible property as defined under Treasury Regulation Section 1.482-4(b) (whether or not in documentary form and whether or not patentable, copyrightable or otherwise protectable under applicable laws).

Section 1.3                          "Raptor Marketing Intangibles" means and includes any and all trademarks, trade names, trade dress, designs, logos, service marks, applications and registrations of any of the foregoing, packaging, marketing strategies, customer lists, and other marketing information, that RTUS owns or has the right to license as of the Effective Date, and which relate to Raptor Products and Services.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Section 1.4                          "Raptor Products and Services" means any proprietary products or services relating to the use of cysteamine, and any salts thereof, to treat nephropathic cystinosis, and any other related source of revenue.
Section 1.5                           "Raptor Technology" means and includes any and all inventions, methods, updates, adaptations, know-how, technical data, trade secrets, functional or detailed design specifications, designs, and enhancements of any of the foregoing whether patentable or unpatentable, registered or unregistered, including the technical Documentation therefore, that relate to Raptor Products and Services, improvements and modifications thereto, and that RTUS owns or has the right to license as of the Effective Date. Raptor Technology shall be considered Confidential Information, as defined in Article 5 ("Confidential Information"), under this License Agreement.
Section 1.6                           "Confidential Information" shall have the meaning defined for that term in Article 5 ("Confidential Information").
Section 1.7                           "Fiscal Quarterly Close Date" means November 30, February 28 (or 29, as appropriate), May 31 and August 31 or equivalent dates corresponding to the last day of the third, sixth, ninth and twelfth months of the Fiscal Year.
Section 1.8                          "Fiscal Year" means the RTUS fiscal year, and "Fiscal Year End" means August 31 or an equivalent date corresponding to the last day of the Fiscal Year.
Section 1.9                          "Global Brand Protocols" means procedures for use of the Raptor Marketing Intangibles as RTUS may promulgate to RPCV from time to time.
Section 1.10                          "Sublicensee" means any Affiliate of RPCV or any Third Party (as defined and to the extent permitted in Section 1.15) to whom RPCV sublicenses or transfers any portion of its rights under this License Agreement to use the Raptor Intellectual Property Rights within one or more countries in the Territory.
Section 1.11                          "Territory" means all countries except the United States.
Section 1.12                          "Third Party" means and includes any individual, corporation, trust, estate, partnership, joint venture, company, association, league, governmental bureau or agency, or any other entity regardless of the type or nature, which is not a Party or an Affiliate.
ARTICLE 2
LICENSE GRANTS
Section 2.1                          License.  Subject to the terms and conditions of this License Agreement and unless otherwise mutually agreed to by the Parties in writing, RTUS hereby grants to RPCV the following licenses:

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
(a)
royalty-free exclusive,  license, with the right to grant sublicenses only as provided in Section 2.2, to Raptor Intellectual Property Rights in the Territory to make or have made, use, sell, offer to sell, have sold, import, perform, display, reproduce, and distribute the Raptor  Products and Services, subject to RTUS retained rights to perform non-commercial research and development activities, including the right to make, or have made, improvements, modifications and/or enhancements to Raptor Technology within the Territory, and

(b)
royalty-free, non-exclusive license, with the right to grant sublicenses only with consent of RTUS, to make, or have made, improvements, modifications and/or enhancements to the Raptor Technology within the Territory.

Section 2.2                          Sublicenses.  Except as set forth in this Section 2.2, RPCV shall not have the right to assign, sublicense, make available or other transfer the rights granted to RPCV pursuant to Section 2.1 ("License") without the express written consent of RTUS.  RPCV shall have the right to sublicense without RTUS consent to (a) its Affiliates, (b) any Third Parties engaged by RPCV to provide clinical development services for Raptor Products and Services, and (c) any Third Parties engaged by RPCV as a wholesaler or distributor of Raptor Products and Services.
ARTICLE 3
OWNERSHIP AND PROTECTION OF RIGHTS
Section 3.1                          Retention of Legal Ownership.  The legal ownership of Raptor Intellectual Property Rights, Raptor Technology, Raptor Marketing Intangibles, and improvements and modifications thereto, whether made by RPCV or its Sublicensees, or by RTUS or its Sublicensees ("Rights and Intangibles"), is and shall at all times remain with RTUS.  RPCV and/or its Sublicensees shall not at any time during or after the expiration or termination of this License Agreement in any way question or dispute the ownership thereof by RTUS or its licensors.  RPCV will promptly disclose, and cause its Sublicensees to promptly disclose, any improvements or modifications of Raptor Intellectual Property Rights, Raptor Technology, Raptor Marketing Intangibles, and Raptor Products and Services, to RTUS.  RPCV and its Affiliates hereby irrevocably assigns all its rights, title and interest in and to such Rights and Intangibles to RTUS, and will execute and provide to RTUS all documents and instruments of conveyance respecting the foregoing Rights and Intangibles as may be appropriate to perfect RTUS's legal title thereto.  The absence of such documents and instruments of conveyance shall not limit the rights of RTUS in the foregoing Rights and Intangibles. To the extent any of the rights, title and interest in and to the Rights and Intangibles cannot be assigned by RPCV and its Affiliates to RTUS, RPCV and its Affiliates hereby grant to RTUS an exclusive, transferable, perpetual, irrevocable, unrestricted license (with rights to sublicense through one or more tiers of sublicensees) under such non-assignable Rights and Intangibles. To the extent any of such Rights and Intangibles can be neither assigned nor licensed by RPCV and its Affiliates to RTUS, RPCV and its Affiliates hereby irrevocably waives and agrees never to assert such non-assignable and non-licensable Rights and Intangibles against RTUS, RTUS's Affiliates, RTUS's licensees or RTUS's successors, or its and their respective customers.   All Sublicenses granted by RPCV shall have the same assignment provisions and requirements for compliance with Global Brand Protocols and quality standards as in this Section 3.1, in its entirety.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Section 3.2                          Reservation of Rights.  RPCV retains no rights under the assignments made in Section 3.1 other than as expressly granted hereunder, whether by implication, estoppel or otherwise.
Section 3.3                          Trademark and Service Mark Registrations in the Territory.      RTUS shall have sole discretion to file and control prosecution of registrations or filings relating to Raptor Products and Services, improvements and modifications thereto, in the Territory.  RPCV shall cooperate with RTUS to make such registrations or filings with the appropriate authorities, including without limitation trademarks and service marks in the Territory descriptive of the Raptor Marketing Intangibles and of the Local Businesses.  All such registrations or filings shall be and shall remain the property of RTUS.  Subject to the licenses granted to RPCV in this License Agreement, RPCV hereby irrevocably assigns all its rights, title and interest in and to the Raptor Marketing Intangibles to RTUS, and will execute and provide to RTUS, all documents and instruments of conveyance respecting such Raptor Marketing Intangibles, registrations and filings as may be appropriate to perfect RTUS's legal title thereto.  All goodwill accruing to the trademarks as a result of use of the trademarks by RPCV will belong solely to RTUS.  The absence of such documents and instruments of conveyance shall not limit the rights of RTUS, in such Raptor Marketing Intangibles, registrations or filings. All Raptor Marketing Intangibles shall be used solely in the Territory and solely in compliance with the Global Brand Protocols.  All Raptor Products and Services will meet the quality standards set by RTUS. All Sublicenses granted by RPCV shall have the same assignment provisions as in this Section 3.3, in its entirety.
Section 3.4                          Enforcement. RPCV will cooperate with RTUS, at the request of RTUS, in connection with the commencement and prosecution of any claims or suits for infringement, misappropriation or unauthorized use of Raptor Intellectual Property, or any other cause of action or claim for relief relating to Raptor Intellectual Property, Raptor Technology, Raptor Marketing Intangibles, or Raptor Products and Services, including joining such action as a plaintiff and providing assistance, testimony, documentation or other evidence to support any such claims or suits.
Section 3.5                          Power of Attorney.  RPCV hereby authorizes RTUS to make, constitute, and appoint any representative of RTUS, as RTUS may select, in its sole discretion, as RPCV's true and lawful attorney-in-fact, with power to endorse RPCV's name on all applications, documents, papers, and instruments necessary or desirable to implement some, all or any of the rights that RTUS has assigned or agreed to assign to RPCV under this License Agreement, or to take any other action of RTUS for the benefit of RPCV under this License Agreement.  RPCV hereby ratifies all actions that such attorney shall do or cause to be done by virtue hereof.
ARTICLE 4
PLATFORM CONTRIBUTION TRANSACTION PAYMENT AND OTHER OBLIGATIONS
Section 4.1                          Platform Contribution Transaction Payments.  In consideration for the licenses granted under this License Agreement, RPCV shall make Platform Contribution Transaction Payments to RTUS as set forth in Exhibit 1 ("PCT Payments") hereto from the Effective Date through the date on which all payments have been made in accordance with this License Agreement (the "Completion Date"), on which date all such licenses shall be fully paid up in an amount to be determined.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Section 4.2                          Periodic Adjustment.  The PCT Payments for each Fiscal Year set forth in Section 4.1 ("PCT Payments") shall be reviewed annually by the Parties no later than ninety (90) days following the Fiscal Year End to assure that it continues to reflect the arm's length value of the licenses and rights granted to RPCV under the terms of this License Agreement.  If the Parties mutually agree that a change to the PCT Payments is necessary, then the Parties shall execute an appropriate amendment to this License Agreement.
Section 4.3                          Reporting and Payments.  Within ninety (90) days after each Quarterly Close Date commencing with the first Quarterly Close Date following the Effective Date of this License Agreement, RPCV shall pay to RTUS, in a manner agreeable to RTUS, the PCT Payment amount due in accordance with Section 4.1 ("PCT Payments") for such quarter.  With each such payment, RPCV shall provide to RTUS a report, reviewed and approved by a responsible representative of RPCV upon request, containing the information necessary for RTUS to be able to verify the PCT Payment amount, and any other information reasonably requested by RTUS.
Section 4.4                          Audits.  RPCV shall keep and maintain complete and accurate records of the transactions underlying the payments to be made hereunder and, promptly upon request, shall allow RTUS or its designee to inspect, audit and make extracts or copies of such records for the purpose of ascertaining the correctness of such payments.  If any examination and audit discloses any deficiency, RPCV shall pay the deficiency, plus interest thereon at the U.S. short term Applicable Federal Rate under Treasury Regulation Section 1.482-2(a) compounded quarterly from the date the deficiency was due to RPCV, within thirty (30) days of the next Quarterly Close Date.
Section 4.5                          Currency.  All payments contemplated hereby or made by RPCV in connection herewith shall be made in the currency agreed by the parties.  Any reported amount in currencies other than the U.S. Dollar shall be translated into U.S. Dollars at the prevailing bookkeeping rate used by RTUS during the period in which the amount is recognized under U.S. GAAP as applied by RTUS for financial reporting purposes.
Section 4.6                          Manner of Payment.  At the sole discretion of RTUS, netting of any amount payable under this License Agreement as against existing accounts payable and accounts receivable, or other netting method, shall be acceptable payment, effective as of the date of the netting on the books of the Parties.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
ARTICLE 5
CONFIDENTIAL INFORMATION
Section 5.1                          Definition of Confidential Information.  The Parties acknowledge that, from time to time, one Party (the "Discloser") may disclose to the other Party (the "Recipient") information: (a) which is marked with "confidential" or a similar legend; or (b) which is described orally and designated as confidential; or (c) which would, under the circumstances, be understood by a reasonable person to be confidential ("Confidential Information").  Any unmarked or oral information relating to the manufacturing processes and sales forecasts for Raptor Products and Services conveyed during a meeting between employees of the Parties discussing Confidential Information will be Confidential Information by default whether or not declared confidential and whether or not it is subsequently described in writing.  Upon subsequent disclosure of previously disclosed Confidential Information to the Recipient by the Discloser, the information will remain Confidential Information even if not identified as Confidential Information at the subsequent disclosure.
Section 5.2                          Confidentiality Obligations.  The Recipient shall retain such Confidential Information in confidence, and shall not disclose it to any Third Party or use it for other than the purposes of this License Agreement without the Discloser's prior written consent.  Each Party shall use at least the same procedures and degree of care with respect to such Confidential Information which it uses to protect its own confidential information of like importance, and in no event less than reasonable care. The Recipient will immediately give written notice to the Discloser of any unauthorized use or disclosure of the Discloser's Confidential Information, and the Recipient will assist the Discloser in remedying such unauthorized use or disclosure.
Section 5.3                          Compelled Disclosure.  In the event that the Recipient or (to the knowledge of the Recipient) any of its representatives is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demands or other similar processes) to disclose any of the Discloser's Confidential Information, the Recipient shall provide the Discloser with prompt written notice of any such request or requirement sufficiently timely to allow the Discloser adequate time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this License Agreement.
Section 5.4                          Exceptions.  Notwithstanding the foregoing, Confidential Information will not include information to the extent that such information:
(a)	was generally available to the public at the time of its disclosure to the Recipient hereunder;
(a)	became generally available to the public after its disclosure other than through an act or omission of the Recipient in breach of this License Agreement; or
(b)	was subsequently lawfully and independently disclosed to the Recipient by a person other than the Discloser without an obligation of confidentiality.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

In the event that the Recipient intends to disclose to a Third Party any of the Discloser's Confidential Information under the exceptions (a), (b) or (c) above, the Recipient must first obtain the Discloser's written permission to do so, which approval will be at the Discloser's sole discretion.
Section 5.5                          Contractors.  The Discloser must give prior written approval to the form and terms of any contract that involves the use of any of the Discloser's Confidential Information by, or the disclosure of any of the Discloser's Confidential Information to, any Third Party ("Independent Contractor Agreement").  To the extent directed by the Discloser, such disclosure will be conditioned upon such Contractor entering into a nondisclosure agreement provided by the Discloser, which will take precedence over the Independent Contractor Agreement.
Section 5.6                          Ownership of Materials.  Each Recipient agrees that all Confidential Information received is and will remain the property of the Discloser and that such shall not be copied or reproduced without the express permission of the Discloser, except for such copies as may be reasonably necessary in order to accomplish the purpose of this License Agreement.  Upon written request of the Discloser, the Recipient shall immediately discontinue all use of all Confidential Information of the Discloser, and shall, at the Discloser's option, either destroy or return to the Discloser all hard copies in its possession of such Confidential Information and any derivatives thereof (including all hard copies of any translation, modification, compilation, abridgement or other form in which the Confidential Information has been recast, transformed or adapted), and to delete all on-line electronic copies thereof; provided, however, that the Recipient may retain one (1) archival copy of the Confidential Information, which shall be used only in case of a dispute concerning this License Agreement.  Notwithstanding the foregoing, neither Party shall be required to destroy or alter any computer-based back-up files generated in the normal course of its business, provided that such files are maintained confidential in accordance with the terms of this License Agreement for the full period provided for in Section 7.6 ("Confidential Information").
Section 5.7                          Equitable Remedies.  Since unauthorized use or disclosure of the Discloser's Confidential Information will diminish the value to the Discloser of its proprietary interests in the Confidential Information, if the Recipient breaches any of its obligations under this Article 5, the Discloser shall be entitled to equitable relief to protect its interests therein, including, but not limited to, injunctive relief, as well as money damages.
ARTICLE 6
LIMITATION OF LIABILITY
Section 6.1                          Quantitative Limitation of Liability.  In no event will RTUS's liability in connection with this license agreement exceed $25,000. This limitation applies to all causes of action in the aggregate, including, without limitation, breach of contract, breach of warranty, negligence, strict liability, misrepresentation and other torts.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Section 6.2                          Limitation on Damages.  In no event will RTUS have any liability for any indirect, incidental, special, exemplary or consequential damages, however caused and on any theory of liability, whether for breach of contract, tort or otherwise, arising out of or related to this agreement, including but not limited to, loss of anticipated profits, loss of data, or loss of use, even if RTUS has been advised of the possibility of such damages.
Section 6.3                          Tacit Indemnification.  RPCV shall defend at its own expense any action brought against it, and shall defend at its expense any action brought against RTUS in the Territory, to the extent that it is based on a claim that the Raptor Intellectual Property Rights or Raptor Products and Services infringe any patent, copyright, trademark, trade secret or other proprietary right of any Third Party in the Territory, and shall pay those costs and damages finally awarded (without right of appeal) against RPCV  and/or RTUS in any such action which are directly attributable to any such claim or those costs and damages agreed to in a monetary settlement of such action.
ARTICLE 7
TERM AND TERMINATION
Section 7.1                          Term.  This License Agreement shall enter into effect on the Effective Date and shall remain in full force and effect until terminated by a written agreement between the Parties or until the licenses are fully paid-up, unless terminated in accordance with Section 7.2 ("Termination for Convenience") or Section 7.3 ("Termination for Cause").
Section 7.2                          Termination for Convenience.  This License Agreement may be terminated for any reason or no reason by the mutual written agreement of the Parties.
Section 7.3                          Termination for Cause.  This License Agreement may be terminated by either Party, if the other Party is in material breach of this License Agreement and fails to cure such breach within thirty (30) days following receipt of notice of such breach.
Section 7.4                          Effect of Termination.  Upon any termination of this License Agreement, all sublicense agreements granted pursuant to this License Agreement shall also terminate, and RPCV and its Sublicensees shall:
(a)	immediately cease to exercise all rights and licenses granted under this License Agreement and any sublicense agreement granted by RPCV pursuant to Section 2.2 ("Sublicenses");
(b)	within thirty (30) days of the date of termination, at the option of RTUS, comply with the provisions of Section 5.6 ("Ownership of Materials"); and
(c)	upon request of RTUS, furnish RTUS with a certificate signed by an executive officer verifying that the same has been done.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Section 7.5                          Final Payment.  Upon any termination, the date of termination shall be treated as the final "Fiscal Quarterly Close Date," and RPCV shall make PCT Payments to RTUS within sixty (60) days thereafter in accordance with Section 4.1 ("PCT Payments") and Section 4.3 ("Reporting and Payments"). In the event RPCV or its Sublicensees fail to promptly discontinue use of Raptor Technology or the Raptor Marketing Intangibles as required by Section 7.4 ("Effect of Termination"), PCT Payments shall continue to accrue in accordance with Section 4.1 ("PCT Payments") until such use is actually discontinued.  The continuation of such PCT Payments shall not be considered a license or otherwise prejudice or preclude the availability of any other remedies available to RTUS for RPCV's breach of this License Agreement.
Section 7.6                          Confidential Information.  With respect to each item of Confidential Information, other than trade secrets or source code, transferred under this License Agreement, the provisions of Article 5 ("Confidential Information") shall apply for a period of five (5) years after the date of expiration or termination of this Agreement.  In the event any trade secrets or source code, in whole or in part, is transferred under this License Agreement, the provisions of Article 5 ("Confidential Information") shall remain in effect until such time as the Recipient can demonstrate, using only legally admissible evidence, that such trade secrets or source code is publicly known or was made generally available through no action or inaction of the Recipient.
Section 7.7                          Survival.  The terms and conditions of the following provisions shall survive termination or expiration of this License Agreement:  Articles 1 ("Definitions"), 6 ("Limitation of Liability") and 9 ("Enforcement of Agreement"), and Sections 3.1 ("Retention of Legal Ownership), 3.2 ("Reservation of Rights"), 3.3 ("Trademark and Service Mark Registrations in the Territory"), 3.8 ("Power of Attorney"), 4.4 ("Audits"), 7.4 ("Effect of Termination"), 7.5 ("Final Payment"), 7.6 ("Confidential Information"), 7.7 ("Survival"), and 9.12 ("United States Export Controls").  In addition, the termination or expiration of this License Agreement shall not relieve either Party of any liability under this License Agreement that accrued prior to such termination or expiration.
ARTICLE 8
ENFORCEMENT OF AGREEMENT
Section 8.1                          Governing Law and Jurisdiction.  Any questions, claims, disputes or litigation concerning or arising from the License Agreement shall be governed by the laws of California without giving effect to the conflicts of laws principles of that state or any nation state.  Each of the Parties agrees to submit to the exclusive jurisdiction of the courts in California for any matter arising out of or relating to this License Agreement.  Notwithstanding the foregoing, in actions seeking to enforce any order or any judgment of any such courts located in California, personal jurisdiction shall be nonexclusive.  The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this License Agreement.
Section 8.2                          Legal Expenses.  The prevailing Party in any legal proceeding arising out of or in connection with this License Agreement shall be entitled to recover its legal expenses, including court costs and reasonable attorney fees, from the losing Party.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Section 8.3                          Litigation.  A Party may not bring a lawsuit or other action upon a cause of action under this License Agreement more than one year after the occurrence of the event giving rise to the cause of action.
Section 8.4                          Remedies Cumulative.  A Party's remedies under this License Agreement are cumulative and shall not exclude any other remedy to which the Party may be entitled.  Termination of this License Agreement by a Party shall not adversely affect or impair such Party's right to pursue any other remedy including, without limitation, the right to recover damages for all harm suffered as a result of the other Party's breach or default.
Section 8.5                          Severability.  If any provision in this License Agreement shall be found or be held to be invalid or unenforceable, then the meaning of said provision shall be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this License Agreement which shall remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by any Party.  In such event, the Parties shall use good faith efforts to negotiate a substitute, valid and enforceable provision or agreement that most nearly affects the Parties' intent in entering into this License Agreement.
Section 8.6                          Waiver.  Any waiver of the provisions of this License Agreement or of a Party's rights or remedies under this License Agreement must be in writing to be effective.  Failure, neglect or delay by a Party to enforce the provisions of this License Agreement or its rights or remedies at any time will not be construed and will not be deemed to be a waiver of such Party's rights under this License Agreement and will not in any way affect the validity of the whole or any part of this License Agreement or prejudice such Party's right to take subsequent action.  Any waiver, amendment or other modification of any provision of this License Agreement will be effective only if in writing and signed by the Parties.
ARTICLE 9
GENERAL PROVISIONS
Section 9.1                          Amendments and Supplements.  This License Agreement may be amended or supplemented by additional written agreements, sections or certificates, as may be mutually determined in writing by the Parties from time to time to be necessary, appropriate or desirable to further the purpose hereof, to clarify the intention of the Parties, or to add to or modify the covenants, terms or conditions hereof or thereof.
Section 9.2                          Counterparts.  This License Agreement may be signed in any number of counterparts and by the Parties on separate counterparts, each of which when so executed shall be an original, but all counterparts shall together constitute one and the same document.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Section 9.3                          Disclosure in Compliance with Applicable Laws.  Notwithstanding any other statement in this License Agreement, the Parties may disclose this License Agreement and/or its terms and conditions to the extent that such disclosure is necessary to comply with federal and state securities and other applicable laws.  Further, in the exercise of their respective rights and the performance of their respective obligations under this License Agreement, each Party shall comply with all applicable laws, regulations and orders of governments having jurisdiction over the Parties, including but not limited to the U.S. Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq.  Without limiting the generality of this Section 9.4, each Party shall obtain and shall maintain in full force and effect throughout the continuance of this License Agreement all licenses, permits, authorizations, approvals, government filings, and registrations necessary or appropriate for the exercise of its rights and the performance of its obligations hereunder and shall provide copies of all such documents to the other Party at its request.
Section 9.4                          Entire Agreement.  This License Agreement (including its Exhibits and any amendments) contains the entire agreement of the Parties with respect to the subject matter of this License Agreement, except for agreements referenced in this License Agreement, and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the Parties with respect to the subject matter hereof.
Section 9.5                          Headings; Construction.  The headings in this License Agreement are for convenience only and will not be construed to affect the meaning of any provision of this License Agreement.  Any use of "including" shall also be deemed to mean "including without limitation."
Section 9.6                          Notices.  Any notice required or permitted to be given under this License Agreement shall be given to the other Party in writing and delivered by overnight courier, signature of receipt required, and shall be deemed delivered upon written confirmation of delivery by the courier, if sent to the respective addresses noted above or such new addresses as may from time to time be supplied hereunder.
Section 9.7                          Mutual Drafting.  This License Agreement is the joint product of the Parties hereto and their respective counsel.  Each provision hereof has been subject to the mutual consultation, negotiation and agreement of such Parties and counsel, and shall not be construed for or against either Party hereto on the basis of authorship thereof.
Section 9.8                          Relationship between Parties.  The Parties shall at all times and for all purposes be deemed to be independent contractors and neither Party, nor either Party's employees, representatives, subcontractors or agents, shall have the right or power to bind the other Party.  This License Agreement shall not itself create or be deemed to create a joint venture, partnership or similar association between the Parties or either Party's employees, subcontractors or agents.
Section 9.9                          Sufficiency of Consideration.  The Parties jointly and severally represent, warrant and covenant that each has received full and sufficient consideration for all assignments, licenses and other grants made, and obligations undertaken, in this License Agreement.
Section 9.10                          Taxes.  Each Party hereto shall be responsible for any and all taxes levied as a result of the performance of each Party's respective activities under this License Agreement.

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
By their signatures, the authorized representatives of the Parties acknowledge the Parties' acceptance of this License Agreement:
Raptor Therapeutics Inc.	RPTP European Holdings, C.V.

By: /s/ Ted Daley	By: /s/ Kim R. Tsuchimoto

Name: Ted Daley	Name: Kim R. Tsuchimoto

Title: President	Title: Chief Financial Officer of Raptor European Products, LLC, its General Partner

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT 1
Inventor	Title	Country	Application No.	Filing Date
Dohil et al.	ENTERICALLYCOATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	AUSTRALIA	2007210005	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	BRAZIL	PI0707277-5	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	CANADA	2640531	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	CHILE	123	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	EURASIAN PATENT OFFICE	200801752	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	EUROPEAN PATENT OFFICE	07762690.1	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	INDIA	1822/MUMNP/2008	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	ISRAEL	193044	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	MEXICO	2008/009647	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	PCT	PCT/US2008/009647, Published Aug. 9, 2007 as WO 2007/089670	26-Jan-07
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	UNITED STATES	11/990,869, ISSUED Sept. 27, 2011 as US 8,026,284	22-Feb-08
Dohil et al.	ENTERICALLY COATED CYSTEAMINE, CYSTAMINE AND DERIVATIVES THEREOF	UNITED STATES	13/190,396, ISSUED March 6, 2012 as US Patent 8,129,433	25-Jul-11

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT 2

Mark	Country	Application No.	Filing Date	Registration No.	Registration Date
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]		[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]		[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]		[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]		[*****]
RAPTOR

[*****] Raptor Pharmaceutical Corp. has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
EXHIBIT 3
PAYMENT SCHEDULE
Pursuant to Section 4.1 ("Platform Contribution Transaction Payments"), RPCV shall make PCT payments to RTUS pursuant to this Agreement and in compliance with the requirements of Treasury Regulation Section 1.482-7, and as are yet undetermined pending the results of an independent analysis of the value of the relevant IP rights.